Subsequent Events	6 Months Ended	12 Months Ended
	Jan. 31, 2012	Jul. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
14.	Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date through the date the interim consolidated financial statements were issued.

On February 1, 2012, the Company’s subsidiary, Generex Pharmaceuticals Inc., entered in to an agreement with a private lender for a mortgage loan of CAD$1,100,000 (US $1,095,000) with an annual interest rate of 10% and a maturity date of February 1, 2013, secured by real estate owned by the subsidiary. The Company had previously received a commitment in January 2012 for this loan, in connection with a mortgage with the private lender for CAD$2,500,000 (US $2,475,000) which closed on January 19, 2012. On January 19, 2012, CAD$1,135,000 (US $1,030,000) of the proceeds was held in escrow by the lawyers involved in the transaction, pending discharge of the prior mortgage on the property. The prior mortgage loan was discharged on February 1, 2012 and the Company received approximately $1,032,000, representing the balance of the proceeds from the January 19 and February 1, 2012 loans, net of the prior mortgage discharge, legal expenses and other fees, on this date. The discharged mortgage was included under “Current maturities of long-term debt” on the Company’s consolidated balance sheet at January 31, 2012. The balance held in escrow as of January 31, 2012 of US $1,130,925 is reflected on the Company’s consolidated balance sheet in the total under the caption “Other current assets” (see Note 12).

On February 1, 2012, the investors from the July 2011 Series A 9% Convertible Preferred Stock transaction (see Note 10) exercised their right to make an additional investment with the same terms as the July 2011 transaction. Pursuant to a securities purchase agreement dated January 31, 2012, the Company agreed to sell an aggregate of 2,000 shares of its newly designated non-voting Series B 9% Convertible Preferred Stock and warrants to purchase up to an aggregate of 100% of the shares of its common stock issuable upon conversion of the convertible preferred stock. The convertible preferred stock and warrants were sold in units, with each unit consisting of one share of convertible preferred stock and a warrant to purchase 100% of the shares of the Company’s common stock issuable upon conversion of such share of convertible preferred stock. Each unit was sold at a price of $1,000, for an aggregate purchase price of $2,000,000 and the net proceeds of $1,975,000 after legal expenses were received by February 3, 2012. An aggregate of 26,666,666 shares of the Company’s common stock are issuable upon conversion of, or exercise of, the convertible preferred stock and warrants.

Note 22 - Subsequent Events:
On August 26, 2011, the Company sold two of its commercial properties held as investments for gross proceeds of $1,809,926.  These properties had a net book value of $1,073,837 and the resulting gain on sale of these investment properties will be recognized in the first quarter of fiscal 2012.  The net cash proceeds after discharge of mortgages and payment of real estate commissions was just over $1,000,000.

The Company has evaluated subsequent events occurring after the balance sheet date through the date the consolidated financial statements were issued.

On September 28, 2011, the Company signed a letter agreement agreeing to convert an unsecured payable from May 2009 in the amount of approximately $1.1 million to a balance inclusive of interest and fees of approximately $2.2 million.  Per the letter agreement, such balance will be settled in Antigen stock following the proposed spinout of Antigen.  The balance per the letter agreement has been accrued at July 31, 2011 and has been included in our consolidated balance sheet under accounts payable and accrued expenses as of such date.